UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 OR 15(d) of
                       The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 17, 2004

                          AltiGen Communications, Inc.
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               (Exact name of Registrant as specified in charter)

            Delaware                     000-27427              94-3204299
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(State or other jurisdiction of       (Commission File         (IRS Employer
         incorporation)                   Number)            Identification No.)

     4555 Cushing Parkway, Fremont, CA                             94538
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     (Address of principal executive offices)                    (Zip Code)

Registrant's telephone number, including area code: (510) 252-9712

                                       N/A
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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Section 2 - Financial Information

Item 2.02 - Results of Operations and Financial Condition

      On November 17, 2004, AltiGen Communications, Inc. (the "Registrant") reported its results of operations for the fourth quarter and fiscal year ended September 30, 2004. A copy of the press release issued by the Registrant concerning the foregoing results is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

      The information in this current report on Form 8-K and the exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

      (c)   Exhibits

            99.1  Press Release dated November 17, 2004


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                                    Signature

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                    AltiGen Communications, Inc.

Date: November 17, 2004                             By: /s/ Philip M. McDermott
                                                        -----------------------
                                                        Philip M. McDermott
                                                        Chief Financial Officer

                                  Exhibit Index

Exhibit                                 Exhibit Title
Number
---------         --------------------------------------------------------------
99.1              Press release dated November 17, 2004.